Other Receivables	12 Months Ended
Dec. 31, 2018
Disclosure Of Other Current Receivables [Abstract]
Other Receivables
Note 9. Other Receivables
As at December 31:	2018	2017
Royalty income from contracts with customers (net of an allowance of $nil and $1,425, respectively)	$—	$4,525
Contract assets under contracts with customers	295	876
Suppliers with debit balance	—	293
Loans	6,087	321
Other	2,293	15,675
	$8,675	$21,690

Other receivables primarily arise in the normal course of business and are expected to be collected within one year from the reporting date.
Royalty income receivables as of December 31, 2017 included $5,300 which had been disputed. Management of the Group reviewed the facts relating to the royalty receivables with its legal advisors, believing that the dispute was without merit, and determined that it was probable that the receivables would be recovered as the payments were held in trust. However, in March 2018 there was a court judgment which was not in favor of the Group, and the Group appealed. As a result of the initial court judgment, the Group provided $1,425 as a valuation allowance for the royalty income receivables as of December 31, 2017. In the second quarter of 2018, a higher court refused to grant leave to the Group to appeal the lower court judgment, and as a result, the Group wrote off the remaining receivable balance of  $3,875 during the year ended December 31, 2018.
The movement of contract assets under contracts with customers for the year ended December 31, 2018 was as follows:
2018
Balance, beginning of the year	$876
A change in the time frame for a right to consideration to become unconditional	(581)
Balance, end of the year	$295